Utz Brands, Inc. Fourth Quarter and Full-Year 2023 Earnings Presentation February 29, 2024

Disclaimer 2 Forward-Looking Statements Certain statements made herein are not historical facts but are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. The forward-looking statements generally are accompanied by or include, without limitation, statements such as “will”, “expect”, “intends”, “goal” or other similar words, phrases or expressions. These forward- looking statements include the future plans for the Utz Brands, Inc. (“the Company”), including plans related to transformation of the Company’s supply chain, the Company’s geographic expansion, the Company’s product mix, the Company’s ESG priorities, the Company’s cost savings plans and the Company’s logistics optimization efforts; the estimated or anticipated future results and benefits of the Company’s plans and operations; the Company’s future capital structure; future opportunities for the Company; the effects of inflation or supply chain disruptions on the Company or its business; statements regarding the Company’s project balance sheet and liabilities, including net leverage; and other statements that are not historical facts. These statements are based on the current expectations of the Company’s management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties and the Company’s business and actual results may differ materially. Factors that may cause such differences include, but are not limited to: the risk that the Company’s gross profit margins may be adversely impacted by a variety of factors, including variations in raw materials pricing, retail customer requirements and mix, and sales velocities and required promotional support; changes in consumers’ loyalty to the Company’s brands due to factors beyond the Company’s control, including changes in consumer spending due to factors such as increasing household debt; changes in demand for the Company’s products affected by changes in consumer preferences and tastes or if the Company is unable to innovate or market its products effectively, particularly in the Company’s Expansion geographies; costs associated with building brand loyalty and interest in the Company’s products, which may be affected by actions by the Company’s competitors’ that result in the Company’s products not suitably differentiated from the products of their competitors; consolidation of key suppliers to the Company; inability of the Company to adopt efficiencies into its manufacturing processes, including automation and labor optimization, its network, including through plant consolidation and lowest landed cost for shipping its products or its logistics operations; fluctuations in results of operations of the Company from quarter to quarter because of changes in promotional activities; the possibility that the Company may be adversely affected by other economic, business or competitive factors; the risk that the Company may not recognize the anticipated benefits of recently completed business combinations and other acquisitions recently completed by the Company (collectively, the “Business Combinations”) or dispositions recently completed by the Company, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably and retain its key employees; the ability of the Company to close planned acquisitions or dispositions; changes in applicable law or regulations; costs related to the Business Combinations and other planned acquisitions or dispositions; the inability of the Company to maintain the listing of the Company’s Class A Common Stock on the New York Stock Exchange; the inability of the Company to develop and maintain effective internal controls; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Forward-Looking Statements” in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “Commission”) for the fiscal year ended December 31, 2023, and other reports filed by the Company with the Commission. In addition, forward-looking statements provide the Company’s expectations, plans or forecasts of future events and views as of the date of this communication. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication. The Company cautions investors not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as otherwise required by law. Industry Information Unless otherwise indicated, information contained in this presentation or made orally during this presentation concerning the Company’s industry, competitive position and the markets in which it operates is based on information from independent research organizations, other third-party sources and management estimates. Management estimates are derived from publicly available information released by independent industry analysts and other third-party sources, as well as data from the Company’s internal research, and are based on assumptions made by the Company upon reviewing such data, and the Company’s experience in, and knowledge of, such industry and markets, which the Company believes to be reasonable. In addition, projections, assumptions and estimates of the future performance of the industry in which the Company operates, and the Company’s future performance are necessarily subject to uncertainty and risk due to a variety of factors, which could cause results to differ materially from those expressed in the estimates made by the independent parties and by the Company. Trademarks This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM, © or ® symbols, but we will assert, to the fullest extend under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Disclaimer (cont.) 3 Projected Financial Information This presentation contains financial forecasts, which were prepared in good faith by the Company on a basis believed to be reasonable. Such financial forecasts have not been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”). The Company’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purposes of their inclusion in this presentation, and accordingly, they have not expressed an opinion nor provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of the Company’s control, as discussed under Forward-Looking Statements above. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Non-GAAP Financial Measures This presentation includes certain financial measures not presented in accordance with GAAP including, but not limited to, Organic Net Sales, Adjusted Gross Profit, Adjusted SD&A, EBITDA, Adjusted EBITDA, Normalized Adjusted EBITDA, Adjusted Net Income, and Adjusted Earnings Per Share, and certain ratios and other metrics derived therefrom. These non-GAAP financial measures do not represent financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are set forth in the appendix to this presentation. We believe (i) these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the financial condition and results of operations of the Company to date; and (ii) that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. The non-GAAP financial measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance.

Business Overview Howard Friedman Chief Executive Officer 4

In 2023 we positioned the Company to capture its full potential 5 o Acquired new talent in key areas o Accelerated productivity delivery o Invested in supply chain optimization o Completed accelerated SKU rationalization program and continued IO route conversions o Continued progress on building a branded company of scale

4Q’23 & FY’24 Outlook Key Takeaways Gained dollar, pound, and unit share in Q4, finishing as the #3 branded Company in the Salty Category(1) ONE Closed on recent disposition transactions that accelerate deleveraging, supply chain transformation, and brand portfolio shaping THREE Delivered fourth consecutive quarter of year-over-year Adjusted EBITDA margin expansion TWO 2024 outlook highlights strong top and bottom-line growth, consistent with our 2026 financial targets FOUR (1) Retail sales are Circana Total US MULO-C, custom Utz Brands hierarchy, 13-weeks ended 12/31/2023. 6

Double-digit Adjusted EBITDA growth and consistent margin expansion 7 $355 $352 4Q’22 4Q’23 Total Net Sales (in millions) Adjusted EBITDA (in millions) $44 $49 4Q’22 4Q’23 3Q’22 4Q’22 1Q’23 2Q’23 3Q’23 4Q’23 +90bps +40bps +80bps -10bps-120bps Adjusted EBITDA Margin YoY Change (as a % of net sales) +160bps Note: See appendix for reconciliation of Utz Non-GAAP financial measures to most directly comparable GAAP measures. +3.0% volume/mix growth ex-SKU rationalization -1% +12%

Significant outperformance for Utz in both dollar sales and volume 8 Total Salty Category Total Utz Brands Utz Power Brands Utz Foundation Brands 2.8% 4.1% 5.3% -4.2% 4Q’23 Retail Sales $ Growth (13-Weeks Ended 12/31/23) Total Salty Category Total Utz Brands Utz Power Brands Utz Foundation Brands -1.9% 4.3% 5.2% -3.9% 4Q’23 Retail Sales Volume Growth (13-Weeks Ended 12/31/23) Source: Retail sales are Circana Total US MULO-C, custom Utz Brands hierarchy, 13-weeks ended 12/31/2023; % YoY growth compared to the comparable period in the prior year on a pro forma basis.

Source: Retail sales sare Circana Total US MULO-C, custom Utz Brands hierarchy, 13-weeks ended 12/31/2023; % YoY growth compared to the comparable period in the prior year on a pro forma basis. Breakdown is Circana Total US MULO-C, custom Utz Brands hierarchy, 13-weeks ended 12/31/2023 retail sales dollars. Outperformance across most major Salty Snack sub-categories Total Sub-Category Sub-Category Retail Sales Year-over-Year Growth (13-Weeks Ended 12/31/23) 4.2% 1.5% 0.2% 12.8% 4.2% 5.6% 10.8% 12.5% -1.1% -1.2% -2.4% -0.7% -6.2% -3.0% Potato Chips Tortilla Chips Pretzels Cheese Snacks Salsa Queso Pork Rinds 38% 20% 13% 9% 5% 3% 10% Potato Chips Tortilla Chips Pretzels Cheese Dips Pork Other Retail Sales Breakdown (By Product Type) 9

Source: Retail sales are IRI Total US MULO-C, custom Utz Brands hierarchy, 13-weeks ended 12/31/2023; % YoY growth compared to the comparable period in the prior year on a pro forma basis. Solid performance in Core, and distribution gains fueling Expansion growth Geographic Retail Sales Year-over-Year Growth (13-Weeks Ended 12/31/23) Core Geographies Expansion Geographies 10 Total Salty Category Total Utz Brands Utz Power Brands 2.2% 1.4% 2.7% Total Salty Category Total Utz Brands Utz Power Brands 3.0% 7.8% 8.8%

Financial Review Ajay Kataria Chief Financial Officer 11

Organic Net Sales and Adjusted EBITDA growth in 2023 12 $1,408 $1,438 FY’22 FY’23 Total Net Sales (in millions) Adjusted EBITDA (in millions) Adjusted EBITDA Margin $171 $187 FY’22 FY’23 FY’22 FY’23 12.1% 13.0% $0.55 $0.57 FY’22 FY’23 Adjusted EPS Organic Net Sales +3% Note: See appendix for reconciliation of Utz Non-GAAP financial measures to most directly comparable GAAP measures. +2% +10% +90bps +4%

4Q'23 Financial Results Summary

Organic Net Sales decrease of (0.3%)

- +0.5% volume/mix offset by pricing of (0.8%)
- +3.0% volume/mix excluding SKU rationalization of (2.5%)

Adjusted Gross Margin expansion of +52 bps

- Estimate Independent Operator (IOs) conversions adversely impacted Adjusted Gross Margin by (~40 bps)
- Productivity cost savings benefits

Adjusted EBITDA growth of 12.0%, margin expansion +160bps

- Reduction in selling costs from the shift to IO's, lower administrative expenses, and productivity savings
- Numerous investments to support growth

Adjusted EPS growth of 6.7%

- Increased operating earnings
- Higher interest expense and less favorable tax rate

In $ millions, except per share amounts	4Q'23 13-weeks ended December 31, 2023	4Q'22 13-weeks Ended January 1, 2023	YoY Change
Net Sales	**352.1**	**354.7**	**(0.7%)**
Organic Net Sales	**353.7**	**354.7**	**(0.3%)**
Adj. Gross Profit	**130.6**	**129.7**	**+0.7%**
% of net sales	*37.1%*	*36.6%*	*+52bps*
Adj. SD&A Expense	**81.3**	**85.7**	**(5.1%)**
% of net sales	*23.1%*	*24.2%*	*+110 bps*
Adj. EBITDA	**49.4**	**44.1**	**+12.0%**
% of net sales	*14.0%*	*12.4%*	*+160 bps*
Adj. Net Income	**22.9**	**21.5**	**+6.5%**
Adj. EPS	**$0.16**	**$0.15**	**+6.7%**

Note: Organic Net Sales, Adjusted SD&A, Adjusted Gross Profit, Adjusted EBITDA, Adjusted Net Income and Adjusted EPS are Non-GAAP financial measures. See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.

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4Q'23 Net Sales Bridge

- Strong continued volume/mix growth of +3.0% excluding the estimated impact from SKU rationalization
- SKU optimization actions focused on reductions in private label impact of (2.5%)
- Pricing of (0.8%) due to lapping +17% price realization in 4Q'22, and certain adjustments to price pack architecture
- Sales growth adversely impacted by earlier holiday shipments in 3Q'23

4Q'23 Net Sales YoY Growth Decomposition



3.0%
-0.8%
-2.5%
-0.3%
-0.4%
-0.7%
Price
Volume/Mix ex-SKU Rationalization
SKU Rationalization (1)
4Q'23 Organic Net Sales Growth
IO Conversions (2)
4Q'23 Total Net Sales Growth

(1) SKU rationalization based on Utz estimates.
(2) Estimated impact due to conversion of employee-serviced DSD routes to independent operator-serviced routes.

Note: Organic Net Sales is a Non-GAAP financial measure.
Note: See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.

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4Q’23 Adjusted EBITDA Margin Change Decomposition 4Q’23 Adjusted EBITDA Margin Bridge 15 o Lower net price realization partially offset by favorable mix primarily due to SKU rationalization o Benefits from productivity cost savings o Modest conversion cost and labor inflation o Lower administrative and selling expenses more than offset increased investments in capabilities and infrastructure to support growth 4Q’22 -0.8% Price 0.2% Vol/Mix 3.5% Productivity Savings -2.0% Inflation 0.7% Selling & Admin Exp 4Q’23 12.4% 14.0% (2)(1) Note: Adjusted EBITDA Margin is a Non-GAAP financial measure. See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures. (1) Represents savings realized during Q4 2023 as a % of prior year net sales. (2) Excludes Distribution Expense.

Cash Flow and Balance Sheet Highlights As of January 1, 2023 Cash Flow Highlights 52-Weeks Ended December 31, 2023 Net Cash From Operations $76.6M Capital Expenditures $55.7M Dividends and Distributions Paid(1) $31.9M Balance Sheet Highlights As of December 31, 2023 Cash and Cash Equivalents $52.0M Gross Debt(2) $918.7M Net Debt $866.7M Net Leverage Ratio(3) 4.6x 16 Note: See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures. (1) Includes $13.5M of Distributions to Non-controlling Interest. (2) Includes Term Loan, ABL Facility and Capital Leases. Capital Leases include equipment term loans and excludes the impact of step-up accounting. (3) Net Leverage Ratio is a Non-GAAP financial measure and is based on Normalized Adjusted EBITDA of $187.2M.

Net proceeds of ~$150M from recent brand and plant dispositions immediately deployed to pay down long-term debt

Transactions closed on February 5, 2024

- Disposition of Good Health® and R.W. Garcia® brands and three manufacturing facilities
- Net proceeds used to pay down long-term debt of ~$150M, of which more than 90% applied to floating rate term loan, resulting in ~$12M in lower interest expense in FY'24
- Fixed-rate debt now comprises ~80% of the total debt, up from ~70%[(1)]
- Accelerates timeframe to achieving ~3.0x net leverage ratio to year-end 2025 from year-end 2026

Net Leverage Ratio (Fiscal Year-end)



5.0x
4.6x
~3.6x
~3.0x
2022
2023
2024E
2025E

(1) As of fiscal year-end 2023.

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Fiscal 2024 Outlook

Fiscal 2024 Growth versus Fiscal 2023 Actual Results		Estimated 2024 Financial Impacts from Recent Disposition Transactions
Organic Net Sales	**~3% or better growth driven by volume growth**	○ ~$45M of total net sales impact due to disposition of Good Health® and R.W. Garcia® Brands
Adjusted EBITDA	**+5% to +8% growth**	○ Includes estimated impact of forgone contribution to Adjusted EBITDA from brand dispositions mostly offset by costs savings and transition services agreement
Adjusted EPS	**+16% to +21% growth**	○ Accretive to EPS after factoring in the benefit of cost savings and the use of net proceeds to paydown debt

Additional FY'24 Outlook Assumptions:

- Effective normalized tax rate of between 19% to 21%(1)
- Net interest expense of ~$50M
- Capital expenditures of between $80M to $90M
- Net leverage ~3.6x at year-end fiscal 2024

Note: See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.
(1) Normalized GAAP basis tax expense, which excludes one-time items.

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Looking ahead Howard Friedman Chief Executive Officer 19

Confident in our ability to deliver both short-term and long-term shareholder value supported by our fundamental strategies 20 Focus our portfolio to further penetrate our Expansion geographies while holding the Core Transform our supply chain to fund growth and margin improvement Develop leading capabilities to build a best-in-class organization Improve balance sheet flexibility and pursue opportunistic M&A

STRATEGY 2024 PRIORITIES 1 Focus our portfolio to further penetrate Expansion geographies while holding the Core o Innovation and consumer support behind Power Four Brands o Continue westward expansion 2 Transform our supply chain to fund growth and margin improvement o Accelerate capital investments in existing manufacturing plants o Continued progress on productivity cost savings 3 Develop leading capabilities to build a best-in-class organization o Fully implement Integrated Business Planning o Build-out of consumer and sales analytics 4 Improve balance sheet flexibility and pursue opportunistic M&A o Cash management improvement opportunities o Evaluate opportunistic M&A Our 2024 priorities are consistent with our fundamental strategies 21

Investments in new product innovation 22 Deliver “Craveable” Flavor Expand Positive Choices Capture Occasions

Strategies planned to deliver our three-year financial targets introduced at our 2023 Investor Day, updated to reflect faster deleveraging

4% to 5% Organic Net Sales Growth	**~16% Adj. EBITDA Margin**	**Double-digit Adj. EPS Growth**	**~3x Net Leverage**
CAGR 2023 - 2026	In 2026	CAGR 2023 – 2026	By year-end 2025 (previously by YE2026[(1)])

Three-year targets expected to drive top-tier shareholder returns

Note: See appendix for reconciliation of Utz Non-GAAP financial measures to most directly comparable GAAP measures.
(1) Original Net Leverage target of ~3x by YE2026 set on December 15, 2023. Updated to by YE2025 on January 31, 2024, with the announcement of the brand and manufacturing plant dispositions.

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Appendix 24

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 25 See footnotes in Utz’s 4Q’23 earnings press release dated February 29, 2024.

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 26 See footnotes in Utz’s 4Q’23 earnings press release dated February 29, 2024.

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 27 See footnotes in Utz’s 4Q’23 earnings press release dated February 29, 2024.

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 28 See footnotes in Utz’s 4Q’23 earnings press release dated February 29, 2024.